                                                                    EXHIBIT 99.1


ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]



               Class M1
               Pricing Speed    FRM: 23 HEP
                                ARM: 28 CPR
               LIBOR            1M: 1.12; 6M: 1.22

               Run to Call at 75 PPC

               Pay Date                Performing Balance       Interest Payment      Principal Payment       Total Payment
                     12/25/2003                27,670,500                 40,814                      -              40,814
                      1/25/2004                27,670,500                 42,174                      -              42,174
                      2/25/2004                27,670,500                 42,174                      -              42,174
                      3/25/2004                27,670,500                 39,454                      -              39,454
                      4/25/2004                27,670,500                 42,174                      -              42,174
                      5/25/2004                27,670,500                 40,814                      -              40,814
                      6/25/2004                27,670,500                 42,174                      -              42,174
                      7/25/2004                27,670,500                 40,814                      -              40,814
                      8/25/2004                27,670,500                 42,174                      -              42,174
                      9/25/2004                27,670,500                 42,174                      -              42,174
                     10/25/2004                27,670,500                 40,814                      -              40,814
                     11/25/2004                27,670,500                 42,174                      -              42,174
                     12/25/2004                27,670,500                 40,814                      -              40,814
                      1/25/2005                27,670,500                 42,174                      -              42,174
                      2/25/2005                27,670,500                 42,174                      -              42,174
                      3/25/2005                27,670,500                 38,093                      -              38,093
                      4/25/2005                27,670,500                 42,174                      -              42,174
                      5/25/2005                27,670,500                 40,814                      -              40,814
                      6/25/2005                27,670,500                 42,174                      -              42,174
                      7/25/2005                27,670,500                 40,814                      -              40,814
                      8/25/2005                27,670,500                 42,174                      -              42,174
                      9/25/2005                27,670,500                 42,174                      -              42,174
                     10/25/2005                27,670,500                 40,814                      -              40,814
                     11/25/2005                27,670,500                 42,174                      -              42,174
                     12/25/2005                27,670,500                 40,814                      -              40,814
                      1/25/2006                27,670,500                 42,174                      -              42,174
                      2/25/2006                27,670,500                 42,174                      -              42,174
                      3/25/2006                27,670,500                 38,093                      -              38,093
                      4/25/2006                27,670,500                 42,174                      -              42,174
                      5/25/2006                27,670,500                 40,814                      -              40,814


                      6/25/2006                27,670,500                 42,174                      -              42,174
                      7/25/2006                27,670,500                 40,814                      -              40,814
                      8/25/2006                27,670,500                 42,174                      -              42,174
                      9/25/2006                27,670,500                 42,174                      -              42,174
                     10/25/2006                27,670,500                 40,814                      -              40,814
                     11/25/2006                27,670,500                 42,174                      -              42,174
                     12/25/2006                27,670,500                 40,814                413,366             454,180
                      1/25/2007                27,257,134                 41,544                525,279             566,823
                      2/25/2007                26,731,855                 40,744                515,265             556,009
                      3/25/2007                26,216,590                 36,092                505,442             541,533
                      4/25/2007                25,711,148                 39,188                495,805             534,993
                      5/25/2007                25,215,343                 37,193                486,351             523,544
                      6/25/2007                24,728,992                 37,691                477,077             514,768
                      7/25/2007                24,251,915                 35,772                467,979             503,751
                      8/25/2007                23,783,936                 36,251                459,054             495,305
                      9/25/2007                23,324,882                 35,551                450,298             485,849
                     10/25/2007                22,874,584                 33,740                441,709             475,449
                     11/25/2007                22,432,875                 34,191                433,283             467,474
                     12/25/2007                21,999,592                 32,449                425,017             457,466
                      1/25/2008                21,574,575                 32,883                416,908             449,791
                      2/25/2008                21,157,667                 32,248                408,953             441,201
                      3/25/2008                20,748,713                 29,584                401,149             430,734
                      4/25/2008                20,347,564                 31,013                393,494             424,507
                      5/25/2008                19,954,070                 29,432                385,984             415,416
                      6/25/2008                19,568,087                 29,825                378,616             408,441
                      7/25/2008                19,189,471                 28,304                371,389             399,693
                      8/25/2008                18,818,082                 28,682                364,325             393,007
                      9/25/2008                18,453,757                 28,127                358,260             386,386
                     10/25/2008                18,095,497                 26,691                351,500             378,191
                     11/25/2008                17,743,997                 27,045                344,774             371,818
                     12/25/2008                17,399,223                 25,664                338,175             363,839
                      1/25/2009                17,061,048                 26,004                331,702             357,706
                      2/25/2009                16,729,346                 25,498                325,352             350,851
                      3/25/2009                16,403,994                 22,583                319,123             341,706
                      4/25/2009                16,084,871                 24,516                313,013             337,529
                      5/25/2009                15,771,858                 23,263                307,019             330,282
                      6/25/2009                15,464,839                 23,571                301,139             324,710
                      7/25/2009                15,163,700                 22,366                295,371             317,737
                      8/25/2009                14,868,329                 22,662                289,712             312,374
                      9/25/2009                14,578,617                 22,220                284,162             306,382
                     10/25/2009                14,294,455                 21,084                278,717             299,801
                     11/25/2009                14,015,738                 21,362                273,375             294,738

                     12/25/2009                13,742,363                 20,270                268,136             288,406
                      1/25/2010                13,474,227                 20,537                262,996             283,533
                      2/25/2010                13,211,231                 20,136                257,954             278,090
                      3/25/2010                12,953,277                 17,832                253,008             270,840
                      4/25/2010                12,700,270                 19,357                248,156             267,513
                      5/25/2010                12,452,114                 18,367                243,396             261,763
                      6/25/2010                12,208,717                 18,608                238,727             257,336
                      7/25/2010                11,969,990                 17,656                234,147             251,803
                      8/25/2010                11,735,843                 17,887                229,655             247,542
                      9/25/2010                11,506,188                 17,537                225,247             242,785
                     10/25/2010                11,280,941                 16,639                220,924             237,563
                     11/25/2010                11,060,017                 16,857                216,683             233,540
                     12/25/2010                10,843,333                 15,994                212,523             228,517
                      1/25/2011                10,630,811                 16,203                208,442             224,645
                      2/25/2011                10,422,369                 15,885                204,439             220,324
                      3/25/2011                10,217,930                 14,067                200,512             214,578
                      4/25/2011                10,017,419                 15,268                196,659             211,928
                      5/25/2011                 9,820,759                 14,486                192,881             207,366
                      6/25/2011                 9,627,879                 14,674                189,174             203,848
                      7/25/2011                 9,438,705                 13,922                185,537             199,460
                      8/25/2011                 9,253,168                 14,103                181,970             196,074
                      9/25/2011                 9,071,197                 13,826                178,471             192,297
                     10/25/2011                 8,892,726                 13,117                175,039             188,156
                     11/25/2011                 8,717,687                 13,287                171,672             184,959
                     12/25/2011                 8,546,014                 12,605                168,369             180,975
                      1/25/2012                 8,377,645                 12,769                165,130             177,899
                      2/25/2012                 8,212,515                 12,517                161,952             174,469
                      3/25/2012                 8,050,564                 11,479                158,834             170,313
                      4/25/2012                 7,891,730                 12,028                155,776             167,804
                      5/25/2012                 7,735,954                 11,411                152,776             164,187
                      6/25/2012                 7,583,178                 11,558                149,834             161,392
                      7/25/2012                 7,433,344                 10,964                146,947             157,911
                      8/25/2012                 7,286,397                 11,106                144,116             155,221
                      9/25/2012                 7,142,282                 10,886                141,338             152,224
                     10/25/2012                 7,000,944                 10,326                138,614             148,940
                     11/25/2012                 6,862,330                 10,459                135,941             146,400
                     12/25/2012                 6,726,389                  9,921                133,319             143,241
                      1/25/2013                 6,593,070                 10,049                130,748             140,797
                      2/25/2013                 6,462,322                  9,850                128,225             138,075
                      3/25/2013                 6,334,097                  8,720                125,751             134,471
                      4/25/2013                 6,208,346                  9,463                123,323             132,786
                      5/25/2013                 6,085,023                  8,975                120,942             129,918

                      6/25/2013                 5,964,081                  9,090                118,607             127,697
                      7/25/2013                 5,845,474                  8,622                116,316             124,938
                      8/25/2013                 5,729,158                  8,732                114,069             122,801
                      9/25/2013                 5,615,089                  8,558              5,615,089           5,623,647

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


               Class M1
               Pricing Speed    FRM: 23 HEP
                                ARM: 28 CPR
               LIBOR            1M: 1.12; 6M: 1.22

               Run to Call at 90 PPC

               Pay Date                Performing Balance       Interest Payment      Principal Payment       Total Payment
                     12/25/2003                27,670,500                 40,814                      -              40,814
                      1/25/2004                27,670,500                 42,174                      -              42,174
                      2/25/2004                27,670,500                 42,174                      -              42,174
                      3/25/2004                27,670,500                 39,454                      -              39,454
                      4/25/2004                27,670,500                 42,174                      -              42,174
                      5/25/2004                27,670,500                 40,814                      -              40,814
                      6/25/2004                27,670,500                 42,174                      -              42,174
                      7/25/2004                27,670,500                 40,814                      -              40,814
                      8/25/2004                27,670,500                 42,174                      -              42,174
                      9/25/2004                27,670,500                 42,174                      -              42,174
                     10/25/2004                27,670,500                 40,814                      -              40,814
                     11/25/2004                27,670,500                 42,174                      -              42,174
                     12/25/2004                27,670,500                 40,814                      -              40,814
                      1/25/2005                27,670,500                 42,174                      -              42,174
                      2/25/2005                27,670,500                 42,174                      -              42,174
                      3/25/2005                27,670,500                 38,093                      -              38,093
                      4/25/2005                27,670,500                 42,174                      -              42,174
                      5/25/2005                27,670,500                 40,814                      -              40,814
                      6/25/2005                27,670,500                 42,174                      -              42,174
                      7/25/2005                27,670,500                 40,814                      -              40,814
                      8/25/2005                27,670,500                 42,174                      -              42,174
                      9/25/2005                27,670,500                 42,174                      -              42,174
                     10/25/2005                27,670,500                 40,814                      -              40,814
                     11/25/2005                27,670,500                 42,174                      -              42,174
                     12/25/2005                27,670,500                 40,814                      -              40,814
                      1/25/2006                27,670,500                 42,174                      -              42,174
                      2/25/2006                27,670,500                 42,174                      -              42,174
                      3/25/2006                27,670,500                 38,093                      -              38,093
                      4/25/2006                27,670,500                 42,174                      -              42,174
                      5/25/2006                27,670,500                 40,814                      -              40,814


                      6/25/2006                27,670,500                 42,174                      -              42,174
                      7/25/2006                27,670,500                 40,814                      -              40,814
                      8/25/2006                27,670,500                 42,174                      -              42,174
                      9/25/2006                27,670,500                 42,174                      -              42,174
                     10/25/2006                27,670,500                 40,814                      -              40,814
                     11/25/2006                27,670,500                 42,174                      -              42,174
                     12/25/2006                27,670,500                 40,814                      -              40,814
                      1/25/2007                27,670,500                 42,174                      -              42,174
                      2/25/2007                27,670,500                 42,174              2,235,163           2,277,337
                      3/25/2007                25,435,337                 35,016              3,016,068           3,051,084
                      4/25/2007                22,419,270                 34,171              1,159,093           1,193,263
                      5/25/2007                21,260,177                 31,359                497,067             528,426
                      6/25/2007                20,763,110                 31,646                485,496             517,142
                      7/25/2007                20,277,614                 29,909                474,194             504,103
                      8/25/2007                19,803,420                 30,184                463,155             493,339
                      9/25/2007                19,340,265                 29,478                452,373             481,850
                     10/25/2007                18,887,893                 27,860                441,842             469,701
                     11/25/2007                18,446,051                 28,115                431,555             459,670
                     12/25/2007                18,014,496                 26,571                421,509             448,080
                      1/25/2008                17,592,987                 26,815                411,696             438,510
                      2/25/2008                17,181,292                 26,187                402,111             428,298
                      3/25/2008                16,779,181                 23,924                392,749             416,674
                      4/25/2008                16,386,432                 24,976                383,605             408,581
                      5/25/2008                16,002,826                 23,604                374,674             398,278
                      6/25/2008                15,628,152                 23,820                365,951             389,771
                      7/25/2008                15,262,201                 22,512                357,430             379,942
                      8/25/2008                14,904,771                 22,717                349,128             371,846
                      9/25/2008                14,555,643                 22,185                341,683             363,868
                     10/25/2008                14,213,959                 20,966                333,786             354,752
                     11/25/2008                13,880,173                 21,156                325,999             347,155
                     12/25/2008                13,554,174                 19,992                318,394             338,386
                      1/25/2009                13,235,780                 20,174                310,966             331,139
                      2/25/2009                12,924,814                 19,700                303,711             323,410
                      3/25/2009                12,621,104                 17,375                296,624             314,000
                      4/25/2009                12,324,479                 18,785                289,703             308,488
                      5/25/2009                12,034,776                 17,751                282,943             300,695
                      6/25/2009                11,751,832                 17,912                276,341             294,253
                      7/25/2009                11,475,491                 16,926                269,892             286,819
                      8/25/2009                11,205,599                 17,079                263,594             280,673
                      9/25/2009                10,942,005                 16,677                257,442             274,119
                     10/25/2009                10,684,563                 15,760                251,433             267,193
                     11/25/2009                10,433,130                 15,902                245,565             261,467

                     12/25/2009                10,187,565                 15,027                239,833             254,860
                      1/25/2010                 9,947,732                 15,162                234,234             249,396
                      2/25/2010                 9,713,498                 14,805                228,766             243,571
                      3/25/2010                 9,484,731                 13,057                223,426             236,483
                      4/25/2010                 9,261,306                 14,116                218,209             232,325
                      5/25/2010                 9,043,096                 13,339                213,114             226,453
                      6/25/2010                 8,829,982                 13,458                208,138             221,596
                      7/25/2010                 8,621,844                 12,717                203,278             215,995
                      8/25/2010                 8,418,566                 12,831                198,530             211,362
                      9/25/2010                 8,220,036                 12,529                193,894             206,423
                     10/25/2010                 8,026,142                 11,839                189,365             201,204
                     11/25/2010                 7,836,777                 11,945                184,942             196,886
                     12/25/2010                 7,651,835                 11,286                180,622             191,908
                      1/25/2011                 7,471,213                 11,387                176,402             187,789
                      2/25/2011                 7,294,812                 11,119                172,280             183,399
                      3/25/2011                 7,122,531                  9,805                168,255             178,060
                      4/25/2011                 6,954,276                 10,599                164,323             174,923
                      5/25/2011                 6,789,953                 10,015                160,483             170,498
                      6/25/2011                 6,629,470                 10,104                156,732             166,837
                      7/25/2011                 6,472,737                  9,547                153,069             162,616
                      8/25/2011                 6,319,668                  9,632                149,491             159,123
                      9/25/2011                 6,170,177                  9,404                145,996             155,400
                     10/25/2011                 6,024,182                  8,886                142,583             151,468
                     11/25/2011                 5,881,599                  8,965                139,249             148,213
                     12/25/2011                 5,742,350                  8,470                135,992             144,462
                      1/25/2012                 5,606,358                  8,545              5,606,358           5,614,903



--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


               Class M1
               Pricing Speed    FRM: 23 HEP
                                ARM: 28 CPR
               LIBOR            1M: 1.12; 6M: 1.22

               Run to Call at 110 PPC

               Pay Date                Performing Balance       Interest Payment      Principal Payment       Total Payment
                     12/25/2003                27,670,500                 40,814                      -              40,814
                      1/25/2004                27,670,500                 42,174                      -              42,174
                      2/25/2004                27,670,500                 42,174                      -              42,174
                      3/25/2004                27,670,500                 39,454                      -              39,454
                      4/25/2004                27,670,500                 42,174                      -              42,174
                      5/25/2004                27,670,500                 40,814                      -              40,814
                      6/25/2004                27,670,500                 42,174                      -              42,174
                      7/25/2004                27,670,500                 40,814                      -              40,814
                      8/25/2004                27,670,500                 42,174                      -              42,174
                      9/25/2004                27,670,500                 42,174                      -              42,174
                     10/25/2004                27,670,500                 40,814                      -              40,814
                     11/25/2004                27,670,500                 42,174                      -              42,174
                     12/25/2004                27,670,500                 40,814                      -              40,814
                      1/25/2005                27,670,500                 42,174                      -              42,174
                      2/25/2005                27,670,500                 42,174                      -              42,174
                      3/25/2005                27,670,500                 38,093                      -              38,093
                      4/25/2005                27,670,500                 42,174                      -              42,174
                      5/25/2005                27,670,500                 40,814                      -              40,814
                      6/25/2005                27,670,500                 42,174                      -              42,174
                      7/25/2005                27,670,500                 40,814                      -              40,814
                      8/25/2005                27,670,500                 42,174                      -              42,174
                      9/25/2005                27,670,500                 42,174                      -              42,174
                     10/25/2005                27,670,500                 40,814                      -              40,814
                     11/25/2005                27,670,500                 42,174                      -              42,174
                     12/25/2005                27,670,500                 40,814                      -              40,814
                      1/25/2006                27,670,500                 42,174                      -              42,174
                      2/25/2006                27,670,500                 42,174                      -              42,174
                      3/25/2006                27,670,500                 38,093                      -              38,093
                      4/25/2006                27,670,500                 42,174                      -              42,174
                      5/25/2006                27,670,500                 40,814                      -              40,814


                      6/25/2006                27,670,500                 42,174                      -              42,174
                      7/25/2006                27,670,500                 40,814                      -              40,814
                      8/25/2006                27,670,500                 42,174                      -              42,174
                      9/25/2006                27,670,500                 42,174                      -              42,174
                     10/25/2006                27,670,500                 40,814                      -              40,814
                     11/25/2006                27,670,500                 42,174                      -              42,174
                     12/25/2006                27,670,500                 40,814                      -              40,814
                      1/25/2007                27,670,500                 42,174                      -              42,174
                      2/25/2007                27,670,500                 42,174                      -              42,174
                      3/25/2007                27,670,500                 38,093                      -              38,093
                      4/25/2007                27,670,500                 42,174                      -              42,174
                      5/25/2007                27,670,500                 40,814              2,112,648           2,153,462
                      6/25/2007                25,557,852                 38,954              2,741,652           2,780,606
                      7/25/2007                22,816,200                 33,654              2,661,725           2,695,379
                      8/25/2007                20,154,475                 30,719              2,584,136           2,614,855
                      9/25/2007                17,570,339                 26,780              2,458,315           2,485,095
                     10/25/2007                15,112,024                 22,290              1,118,252           1,140,542
                     11/25/2007                13,993,772                 21,329                407,277             428,606
                     12/25/2007                13,586,495                 20,040                395,410             415,450
                      1/25/2008                13,191,085                 20,105                383,889             403,995
                      2/25/2008                12,807,195                 19,520                372,705             392,226
                      3/25/2008                12,434,490                 17,730                361,848             379,578
                      4/25/2008                12,072,641                 18,401                351,309             369,709
                      5/25/2008                11,721,333                 17,289                341,077             358,366
                      6/25/2008                11,380,256                 17,345                331,144             348,489
                      7/25/2008                11,049,112                 16,297                321,501             337,799
                      8/25/2008                10,727,611                 16,351                312,154             328,505
                      9/25/2008                10,415,456                 15,875                303,536             319,410
                     10/25/2008                10,111,921                 14,915                294,736             309,651
                     11/25/2008                 9,817,185                 14,963                286,143             301,106
                     12/25/2008                 9,531,042                 14,058                277,801             291,859
                      1/25/2009                 9,253,241                 14,103                269,703             283,807
                      2/25/2009                 8,983,538                 13,692                261,842             275,534
                      3/25/2009                 8,721,696                 12,007                254,210             266,217
                      4/25/2009                 8,467,485                 12,906                246,802             259,708
                      5/25/2009                 8,220,683                 12,126                239,610             251,735
                      6/25/2009                 7,981,073                 12,164                232,628             244,792
                      7/25/2009                 7,748,446                 11,429                225,850             237,279
                      8/25/2009                 7,522,596                 11,466                219,270             230,736
                      9/25/2009                 7,303,326                 11,131                212,882             224,013
                     10/25/2009                 7,090,444                 10,458                206,681             217,139
                     11/25/2009                 6,883,763                 10,492                200,660             211,152

                     12/25/2009                 6,683,103                  9,858                194,816             204,673
                      1/25/2010                 6,488,287                  9,889                189,142             199,031
                      2/25/2010                 6,299,146                  9,601                183,633             193,234
                      3/25/2010                 6,115,512                  8,419                178,286             186,705
                      4/25/2010                 5,937,226                  9,049                173,094             182,144
                      5/25/2010                 5,764,132                  8,502                168,054             176,556
                      6/25/2010                 5,596,078                  8,529              5,596,078           5,604,607


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


               Class M1
               Pricing Speed    FRM: 23 HEP
                                ARM: 28 CPR
               LIBOR            1M: 1.12; 6M: 1.22

               Run to Call at 125 PPC

               Pay Date                Performing Balance       Interest Payment      Principal Payment       Total Payment
                     12/25/2003                27,670,500                 40,814                      -              40,814
                      1/25/2004                27,670,500                 42,174                      -              42,174
                      2/25/2004                27,670,500                 42,174                      -              42,174
                      3/25/2004                27,670,500                 39,454                      -              39,454
                      4/25/2004                27,670,500                 42,174                      -              42,174
                      5/25/2004                27,670,500                 40,814                      -              40,814
                      6/25/2004                27,670,500                 42,174                      -              42,174
                      7/25/2004                27,670,500                 40,814                      -              40,814
                      8/25/2004                27,670,500                 42,174                      -              42,174
                      9/25/2004                27,670,500                 42,174                      -              42,174
                     10/25/2004                27,670,500                 40,814                      -              40,814
                     11/25/2004                27,670,500                 42,174                      -              42,174
                     12/25/2004                27,670,500                 40,814                      -              40,814
                      1/25/2005                27,670,500                 42,174                      -              42,174
                      2/25/2005                27,670,500                 42,174                      -              42,174
                      3/25/2005                27,670,500                 38,093                      -              38,093
                      4/25/2005                27,670,500                 42,174                      -              42,174
                      5/25/2005                27,670,500                 40,814                      -              40,814
                      6/25/2005                27,670,500                 42,174                      -              42,174
                      7/25/2005                27,670,500                 40,814                      -              40,814
                      8/25/2005                27,670,500                 42,174                      -              42,174
                      9/25/2005                27,670,500                 42,174                      -              42,174
                     10/25/2005                27,670,500                 40,814                      -              40,814
                     11/25/2005                27,670,500                 42,174                      -              42,174
                     12/25/2005                27,670,500                 40,814                      -              40,814
                      1/25/2006                27,670,500                 42,174                      -              42,174
                      2/25/2006                27,670,500                 42,174                      -              42,174
                      3/25/2006                27,670,500                 38,093                      -              38,093
                      4/25/2006                27,670,500                 42,174                      -              42,174
                      5/25/2006                27,670,500                 40,814                      -              40,814
                      6/25/2006                27,670,500                 42,174                      -              42,174
                      7/25/2006                27,670,500                 40,814                      -              40,814
                      8/25/2006                27,670,500                 42,174                      -              42,174
                      9/25/2006                27,670,500                 42,174                      -              42,174


                     10/25/2006                27,670,500                 40,814                      -              40,814
                     11/25/2006                27,670,500                 42,174                      -              42,174
                     12/25/2006                27,670,500                 40,814                      -              40,814
                      1/25/2007                27,670,500                 42,174                      -              42,174
                      2/25/2007                27,670,500                 42,174                      -              42,174
                      3/25/2007                27,670,500                 38,093                      -              38,093
                      4/25/2007                27,670,500                 42,174                      -              42,174
                      5/25/2007                27,670,500                 40,814                      -              40,814
                      6/25/2007                27,670,500                 42,174                      -              42,174
                      7/25/2007                27,670,500                 40,814                750,310             791,124
                      8/25/2007                26,920,190                 41,031              2,428,930           2,469,961
                      9/25/2007                24,491,260                 37,329              2,346,909           2,384,238
                     10/25/2007                22,144,351                 32,663              2,267,672           2,300,335
                     11/25/2007                19,876,679                 30,295              2,191,125           2,221,421
                     12/25/2007                17,685,553                 26,086              2,117,176           2,143,263
                      1/25/2008                15,568,377                 23,729              2,045,737           2,069,466
                      2/25/2008                13,522,640                 20,611              1,976,721           1,997,332
                      3/25/2008                11,545,919                 16,463              1,617,735           1,634,198
                      4/25/2008                 9,928,184                 15,132                778,864             793,996
                      5/25/2008                 9,149,320                 13,495                307,157             320,652
                      6/25/2008                 8,842,163                 13,477                296,802             310,279
                      7/25/2008                 8,545,361                 12,604                286,798             299,403
                      8/25/2008                 8,258,563                 12,587                277,144             289,732
                      9/25/2008                 7,981,419                 12,165                268,153             280,318
                     10/25/2008                 7,713,265                 11,377                259,145             270,522
                     11/25/2008                 7,454,120                 11,361                250,405             261,767
                     12/25/2008                 7,203,714                 10,625                241,962             252,587
                      1/25/2009                 6,961,753                 10,611                233,804             244,415
                      2/25/2009                 6,727,948                 10,255                225,923             236,178
                      3/25/2009                 6,502,025                  8,951                218,309             227,261
                      4/25/2009                 6,283,716                  9,577                210,953             220,531
                      5/25/2009                 6,072,762                  8,957                203,846             212,804
                      6/25/2009                 5,868,916                  8,945                196,980             205,925
                      7/25/2009                 5,671,936                  8,366              5,671,936           5,680,302


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


               Class M1
               Pricing Speed    FRM: 23 HEP
                                ARM: 28 CPR

               Pay Date                Performing Balance       Interest Payment      Principal Payment       Total Payment
                     12/25/2003                27,670,500                 40,814                      -              40,814
                      1/25/2004                27,670,500                 42,174                      -              42,174
                      2/25/2004                27,670,500                 42,174                      -              42,174
                      3/25/2004                27,670,500                 39,454                      -              39,454
                      4/25/2004                27,670,500                 42,174                      -              42,174
                      5/25/2004                27,670,500                 40,814                      -              40,814
                      6/25/2004                27,670,500                 42,174                      -              42,174
                      7/25/2004                27,670,500                 40,814                      -              40,814
                      8/25/2004                27,670,500                 42,174                      -              42,174
                      9/25/2004                27,670,500                 42,174                      -              42,174
                     10/25/2004                27,670,500                 40,814                      -              40,814
                     11/25/2004                27,670,500                 42,174                      -              42,174
                     12/25/2004                27,670,500                 40,814                      -              40,814
                      1/25/2005                27,670,500                 42,174                      -              42,174
                      2/25/2005                27,670,500                 42,174                      -              42,174
                      3/25/2005                27,670,500                 38,093                      -              38,093
                      4/25/2005                27,670,500                 42,174                      -              42,174
                      5/25/2005                27,670,500                 40,814                      -              40,814
                      6/25/2005                27,670,500                 42,174                      -              42,174
                      7/25/2005                27,670,500                 40,814                      -              40,814
                      8/25/2005                27,670,500                 42,174                      -              42,174
                      9/25/2005                27,670,500                 42,174                      -              42,174
                     10/25/2005                27,670,500                 40,814                      -              40,814
                     11/25/2005                27,670,500                 42,174                      -              42,174
                     12/25/2005                27,670,500                 40,814                      -              40,814
                      1/25/2006                27,670,500                 42,174                      -              42,174
                      2/25/2006                27,670,500                 42,174                      -              42,174
                      3/25/2006                27,670,500                 38,093                      -              38,093
                      4/25/2006                27,670,500                 42,174                      -              42,174
                      5/25/2006                27,670,500                 40,814                      -              40,814
                      6/25/2006                27,670,500                 42,174                      -              42,174
                      7/25/2006                27,670,500                 40,814                      -              40,814
                      8/25/2006                27,670,500                 42,174                      -              42,174


                      9/25/2006                27,670,500                 42,174                      -              42,174
                     10/25/2006                27,670,500                 40,814                      -              40,814
                     11/25/2006                27,670,500                 42,174                      -              42,174
                     12/25/2006                27,670,500                 40,814                      -              40,814
                      1/25/2007                27,670,500                 42,174                      -              42,174
                      2/25/2007                27,670,500                 42,174                      -              42,174
                      3/25/2007                27,670,500                 38,093                740,173             778,266
                      4/25/2007                26,930,327                 41,046              2,950,618           2,991,664
                      5/25/2007                23,979,709                 35,370              2,873,375           2,908,745
                      6/25/2007                21,106,334                 32,170              2,676,317           2,708,487
                      7/25/2007                18,430,017                 27,184                991,019           1,018,204
                      8/25/2007                17,438,997                 26,580                457,030             483,610
                      9/25/2007                16,981,968                 25,883                445,067             470,951
                     10/25/2007                16,536,900                 24,392                433,419             457,811
                     11/25/2007                16,103,481                 24,544                422,076             446,620
                     12/25/2007                15,681,405                 23,130                411,030             434,160
                      1/25/2008                15,270,376                 23,275                400,273             423,548
                      2/25/2008                14,870,102                 22,665                389,799             412,463
                      3/25/2008                14,480,304                 20,647                379,599             400,245
                      4/25/2008                14,100,705                 21,492                369,666             391,158
                      5/25/2008                13,731,039                 20,253                359,993             380,247
                      6/25/2008                13,371,045                 20,380                350,574             370,954
                      7/25/2008                13,020,471                 19,205                341,402             360,607
                      8/25/2008                12,679,069                 19,325                332,487             351,812
                      9/25/2008                12,346,582                 18,818                324,357             343,175
                     10/25/2008                12,022,225                 17,733                315,918             333,651
                     11/25/2008                11,706,307                 17,842                307,639             325,482
                     12/25/2008                11,398,668                 16,813                299,578             316,391
                      1/25/2009                11,099,090                 16,917                291,728             308,644
                      2/25/2009                10,807,362                 16,472                284,083             300,555
                      3/25/2009                10,523,279                 14,487                276,639             291,126
                      4/25/2009                10,246,640                 15,618                269,391             285,008
                      5/25/2009                 9,977,249                 14,716                262,332             277,048
                      6/25/2009                 9,714,918                 14,807                255,458             270,265
                      7/25/2009                 9,459,459                 13,953                248,765             262,717
                      8/25/2009                 9,210,695                 14,039                242,247             256,285
                      9/25/2009                 8,968,448                 13,669                235,899             249,569
                     10/25/2009                 8,732,549                 12,881                229,719             242,599
                     11/25/2009                 8,502,830                 12,960                223,700             236,659
                     12/25/2009                 8,279,130                 12,212                217,839             230,050
                      1/25/2010                 8,061,292                 12,287                212,131             224,418
                      2/25/2010                 7,849,161                 11,963                206,573             218,536

                      3/25/2010                 7,642,588                 10,521                201,161             211,682
                      4/25/2010                 7,441,427                 11,342                195,890             207,232
                      5/25/2010                 7,245,537                 10,687                190,757             201,445
                      6/25/2010                 7,054,780                 10,753                185,759             196,512
                      7/25/2010                 6,869,021                 10,132                180,892             191,024
                      8/25/2010                 6,688,128                 10,194                176,153             186,346
                      9/25/2010                 6,511,976                  9,925                171,537             181,462
                     10/25/2010                 6,340,439                  9,352                167,042             176,395
                     11/25/2010                 6,173,396                  9,409                162,665             172,075
                     12/25/2010                 6,010,731                  8,866                158,403             167,269
                      1/25/2011                 5,852,328                  8,920                154,252             163,172
                      2/25/2011                 5,698,075                  8,685                150,210             158,895
                      3/25/2011                 5,547,865                  7,638              5,547,865           5,555,502


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]

Price to DM Table

Bond Class: M-5
------------------------------------------------------------------------------------------------------------------------------------
Settle Date      Call %            Run To   Description      First Accrual Date   Next Pay Date  Actual Delay      Issue Balance
11/25/2003       10                Call     Subordinate      11/25/2003           12/25/2003     0                      5,565,000.00
Balance          Principal Type    Coupon   Interest Type    Index Type           Margin         Accrued Interest
5,565,000.00     Normal                     Float            LIBOR1M              3.75           0
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                    30 CPR             35 CPR              40 CPR                45 CPR
--------------------------------------------------------------------------------------------------------
                98.75000              4.07               4.10                4.13                  4.17
                99.00000              4.01               4.03                4.05                  4.08
                99.25000              3.94               3.96                3.98                  4.00
                99.50000              3.88               3.89                3.90                  3.92
                99.75000              3.81               3.82                3.83                  3.83
               100.00000              3.75               3.75                3.75                  3.75
               100.25000              3.69               3.68                3.67                  3.67
               100.50000              3.62               3.61                3.60                  3.59
               100.75000              3.56               3.54                3.53                  3.50
               101.00000              3.50               3.47                3.45                  3.42
               101.25000              3.43               3.40                3.38                  3.34
               101.50000              3.37               3.33                3.30                  3.26
               101.75000              3.31               3.26                3.23                  3.18
               102.00000              3.25               3.19                3.15                  3.10
               102.25000              3.18               3.12                3.08                  3.01
--------------------------------------------------------------------------------------------------------
               102.50000              3.12               3.06                3.01                  2.93
--------------------------------------------------------------------------------------------------------
               102.75000              3.06               2.99                2.94                  2.85
               103.00000              3.00               2.92                2.86                  2.77
               103.25000              2.94               2.85                2.79                  2.69
               103.50000              2.87               2.78                2.72                  2.61
               103.75000              2.81               2.72                2.64                  2.53
               104.00000              2.75               2.65                2.57                  2.45
               104.25000              2.69               2.58                2.50                  2.38
               104.50000              2.63               2.51                2.43                  2.30
               104.75000              2.57               2.45                2.36                  2.22
               105.00000              2.51               2.38                2.29                  2.14
               105.25000              2.45               2.31                2.21                  2.06
               105.50000              2.39               2.25                2.14                  1.98
               105.75000              2.33               2.18                2.07                  1.91
               106.00000              2.27               2.12                2.00                  1.83
               106.25000              2.21               2.05                1.93                  1.75
--------------------------------------------------------------------------------------------------------
  WAL (Yrs)                           4.33               3.87                3.59                  3.23
  Mod Dur                             3.81               3.45                3.23                  2.94
  FirstPrinPay                   1/25/2007          1/25/2007           2/25/2007            11/25/2006
  Maturity                       2/25/2010          2/25/2009           4/25/2008             9/25/2007
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

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the
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to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared,
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